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                                                               Medicore, Inc.

August 12, 1997

Mr. Dennis W. Healey
Executive Vice President
Viragen, Inc.
865 S.W. 78th Ave., Suite 100
Plantation, Florida 33324

Dear Dennis:

Pursuant to Section 6 of the lease between Viragen, Inc. and Medicore, Inc. entered into on December 8, 1992, Medicore, Inc. will exercise its first renewal option under the lease for which the original term expires December 31, 1997. This letter represents Medicore, Inc.'s notification to Viragen, Inc. that it is exercising the first renewal option for an additional 5 years.

Please acknowledge receipt of this notification by signing and dating the acknowledgment and returning one copy.

Yours very truly,

/s/ Daniel R. Ouzts

Daniel R. Ouzts
Vice President/Finance

ACKNOWLEDGMENT OF RECEIPT:

  /s/ Dennis W. Healey               8/14/97
------------------------           -----------
     Dennis W. Healey                 Date
        Exec. V.P.






2337 West 76th Street, Hialeah, Florida 33016 . (305) 558-4000